Exhibit 10.1 EXECUTION VERSION FIRST AMENDMENT TO CREDIT AGREEMENT This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of October 3, 2022 by and among SAUL HOLDINGS LIMITED PARTNERSHIP, a limited partnership formed under the laws of the State of Maryland (together with its successors and assigns, the “Borrower”), each of the financial institutions initially a signatory to the Existing Credit Agreement (as defined below) together with their successors and assigns under Section 13.6. of the Existing Credit Agreement (the “Lenders”), the Lenders from time to time party thereto as Issuing Banks, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), and CAPITAL ONE, NATIONAL ASSOCIATION, as Syndication Agent (the “Syndication Agent”). WITNESSETH: WHEREAS, the Borrower, the Administrative Agent, and the Lenders are parties to a certain Credit Agreement dated as of August 31, 2021 (as amended, restated, supplement or otherwise modified, the “Existing Credit Agreement”; all capitalized undefined terms used in this Amendment shall have the meanings ascribed thereto in the Existing Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”)); WHEREAS, Borrower has requested that the Administrative Agent and the Lenders amend certain terms and conditions of the Existing Credit Agreement as described herein; and WHEREAS, the Administrative Agent and the Lenders party to this Amendment have agreed to so amend certain terms and conditions of the Existing Credit Agreement, all on the terms and conditions set forth below in this Amendment. NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows: 1. Amendments to Existing Credit Agreement. Effective as set forth in Section 2 below, the Existing Credit Agreement is amended as follows: a. The definition of “Benchmark Replacement Adjustment” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows: “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement: (1) for purposes of clauses (a)(1) and (b) of the definition of “Benchmark Replacement,” for any Available Tenor, an amount equal to 0.10% (10 basis points); (2) for purposes of clause (a)(2) of the definition of “Benchmark Replacement,” an amount equal to 0.10% (10 basis points); and (3) for purposes of clause (a)(3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining

-2- such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities. b. The definition of “SOFR” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows: “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. c. The definition of “Term SOFR” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows: “Term SOFR” means, (a) for any calculation other than with respect to a Base Rate Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day; and (b) for any calculation with respect to a Base Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City

-3- time) on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate Term SOFR Determination Day. d. Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following definitions in alphabetical order: “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities; provided, that for purposes of notice requirements in Sections 2.1, 2.2, 2.8, 2.9 and 2.10, in each case, such day is also a Business Day. 2. Conditions to Effectiveness. This Amendment shall not be effective until the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by the Borrower, the Administrative Agent, and the Lenders. 3. Representations and Warranties. Except for changes in factual circumstances not expressly prohibited hereunder, the representations and warranties of the Borrower contained in Article VII of the Amended Credit Agreement or any other Loan Document are true and correct in all material respects (except to the extent that any such representation and warranty is qualified as to “materiality,” “Material Adverse Effect” or similar language, in which case it shall be true and correct in all respects (after giving effect to any such qualification)) on and as of the date hereof; provided, if any such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects (except to the extent that any such representation and warranty is qualified as to “materiality,” “Material Adverse Effect” or similar language, in which case it shall be true and correct in all respects (after giving effect to any such qualification)) as of such earlier date.

-4- 4. Early Opt-In Election. The parties hereto agree that this Amendment constitutes the notification by the Administrative Agent and the joint election by the Administrative Agent and the Borrower contemplated in the definition of “Early Opt-In Election” under the Amended Credit Agreement, and hereby waive any requirement to identify any outstanding dollar-denominated syndicated credit facilities in connection with the exercise of such Early Opt-In Election. In connection therewith, each of the undersigned Lenders consents to the amendments contemplated by Section 1 hereof and agrees that no further action (including negative consent) is required to effect the Benchmark Replacement under Section 5.2(c) of the Amended Credit Agreement. With respect to the foregoing election, the parties hereto hereby agree that the Benchmark Replacement as of the effective date of this Amendment shall be Term SOFR plus the applicable Benchmark Replacement Adjustment (as modified pursuant to this Amendment). 5. Limited Amendment; Ratification of Loan Documents. Except as specifically amended or modified hereby, the terms and conditions of the Existing Credit Agreement and the other Loan Documents shall remain in full force and effect, and are hereby ratified and affirmed in all respects. This Amendment shall not be deemed a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Existing Credit Agreement or any other Loan Document, except as expressly set forth herein. 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York. 7. Miscellaneous. This Amendment may be executed in any number of counterparts, which shall together constitute an entire original agreement, and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof. Any determination that any provision of this Amendment or any application hereof is invalid, illegal, or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this Amendment. The Borrower represents and warrants that it has consulted with independent legal counsel of its selection in connection herewith and is not relying on any representations or warranties of the Administrative Agent or the Lenders or their counsel in entering into this Amendment. This Amendment shall constitute a Loan Document. *******

Signature Page to First Amendment to Credit Agreement Saul Holdings Limited Partnership IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written. SAUL HOLDINGS LIMITED PARTNERSHIP as the Borrower By: Saul Centers, Inc., its General Partner By: /s/ Carlos L. Heard Name: Carlos L. Heard Title: Senior Vice President and Chief Financial Officer

Signature Page to First Amendment to Credit Agreement Saul Holdings Limited Partnership WELLS FARGO BANK, NATIONAL ASSOCIATION as Administrative Agent, an Issuing Bank, the Swingline Lender, and a Lender By: /s/ Michael Pfaff Name: Michael Pfaff Title: Director

Signature Page to First Amendment to Credit Agreement Saul Holdings Limited Partnership CAPITAL ONE, NATIONAL ASSOCIATION as Syndication Agent and a Lender By: /s/ Peter Ilovic Name: Peter Ilovic Title: Authorized Signatory

Signature Page to First Amendment to Credit Agreement Saul Holdings Limited Partnership U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Brian J. Gormley Name: Brian J. Gormley Title: Senior Vice President

Signature Page to First Amendment to Credit Agreement Saul Holdings Limited Partnership TD BANK, N.A., as a Lender By: /s/ William M. Brandt, Jr. Name: William M. Brandt, Jr. Title: Vice President

Signature Page to First Amendment to Credit Agreement Saul Holdings Limited Partnership REGIONS BANK, as a Lender By: /s/ Walter E. Rivadeneira Name: Walter E. Rivadeneira Title: Senior Vice President

Signature Page to First Amendment to Credit Agreement Saul Holdings Limited Partnership PNC BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Katie Chowdhry Name: Katie Chowdhry Title: Senior Vice President

Signature Page to First Amendment to Credit Agreement Saul Holdings Limited Partnership ASSOCIATED BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Mitchell Vega Name: Mitchell Vega Title: Senior Vice President

Signature Page to Reaffirmation of Guaranty Saul Holdings Limited Partnership Each of the undersigned, as Guarantor under that certain Guaranty dated as of August 31, 2021, hereby consents to the foregoing First Amendment to Credit Agreement and acknowledges and agrees that the Guaranty dated as of August 31, 2021 and executed by the undersigned remains in full force and effect. SAUL CENTERS, INC. as a Guarantor By: /s/ Carlos L. Heard Name: Carlos L. Heard Title: Senior Vice President and Chief Financial Officer Address for Notices for all Guarantors: c/o SAUL CENTERS, INC. 7501 Wisconsin Ave., Suite 1500 E Bethesda, MD 20814 Attention: Carlos L. Heard, Senior Vice President, CFO Facsimile: (301) 986-6023 Telephone: (301) 986-6022 SAUL SUBSIDIARY I LIMITED PARTNERSHIP as a Guarantor By: Saul Centers, Inc., General Partner By: /s/ Carlos L. Heard Name: Carlos L. Heard Title: Senior Vice President and Chief Financial Officer SAUL SUBSIDIARY II LIMITED PARTNERSHIP as a Guarantor By: Saul Centers, Inc., General Partner By: /s/ Carlos L. Heard Name: Carlos L. Heard Title: Senior Vice President and Chief Financial Officer

Signature Page to Reaffirmation of Guaranty Saul Holdings Limited Partnership BRIGGS CHANEY PLAZA, LLC as a Guarantor By: Saul Centers, Inc., Manager By: /s/ Carlos L. Heard Name: Carlos L. Heard Title: Senior Vice President and Chief Financial Officer 11503 ROCKVILLE PIKE LLC as a Guarantor By: /s/ Carlos L. Heard Name: Carlos L. Heard Title: Senior Vice President and Chief Financial Officer ROCKVILLE PIKE HOLDINGS LLC as a Guarantor By: Saul Centers, Inc., Manager By: /s/ Carlos L. Heard Name: Carlos L. Heard Title: Senior Vice President and Chief Financial Officer 1500 ROCKVILLE PIKE LLC as a Guarantor By: /s/ Carlos L. Heard Name: Carlos L. Heard Title: Senior Vice President and Chief Financial Officer

Signature Page to Reaffirmation of Guaranty Saul Holdings Limited Partnership SMALLWOOD VILLAGE CENTER LLC as a Guarantor By: Saul Centers, Inc., Manager By: /s/ Carlos L. Heard Name: Carlos L. Heard Title: Senior Vice President and Chief Financial Officer WESTVIEW VILLAGE CENTER LLC as a Guarantor By: Saul Centers, Inc., Manager By: /s/ Carlos L. Heard Name: Carlos L. Heard Title: Senior Vice President and Chief Financial Officer METRO PIKE CENTER LLC as a Guarantor By: /s/ Carlos L. Heard Name: Carlos L. Heard Title: Senior Vice President and Chief Financial Officer THRUWAY SHOPPING CENTER LLC as a Guarantor By: /s/ Carlos L. Heard Name: Carlos L. Heard Title: Senior Vice President and Chief Financial Officer